Exhibit 99.2
Second Quarter 2007 Earnings Conference March 15, 2007

This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based upon management's belief and assumptions made by, and information currently available to, management. Our actual results could differ materially from the results anticipated in these forward-looking statements as a result of numerous factors including factors identified from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors. 3 Forward Looking statements Copyright(c) 2007 Commerce Energy, Inc. All Rights Reserved The Commerce Energy Logo and Clear Choice Clean Energy Logo is a trademark of Commerce Energy Inc. The Green-e logo is a registered trademark of Center for Resource Solutions

Opening Remarks Steven Boss, CEO

Strong 2nd Quarter Results Net income up $6.7M Gross profit up $10.8M Continued Customer Growth 164,000 customers as of January 31, 2007 200,000+ customers by year-end - estimated Annual Earnings Guidance Doubled $0.11 - $0.14 earnings per share Stronger than expected 2nd quarter No impact of APX Settlement Q2 '07 highlights 7 customer adds & drops quarter & YTD Q2 & YTD adds above expectations Quarterly churn rate of 6%; excluding sales, divestitures and adjustments Q2 '07 YTD '07 9 customer growth quarter-to-quarter comparison 28% increase in customer count over Q2 '06 7,000 NG customers divested in Q2 '07 - AGL & KeySpan 11

2007 annual earnings guidance YTD 2007 2007 Estimate Customers: 164,000 208,000 EPS of $0.11 - $0.14 $0.01 $0.02 - $0.07 Q2 2007 Q1 2007 $0.09 $0.10 Current $0.11 - $0.14 13 1st half full year year-end customer count estimate Initial

Financial Review Lawrence Clayton, CFO

Net Income (loss) Net Income ^ $2.5M Q2 ($ in millions) $(4.1)M $2.5M 9

Net Income (loss) YTD ($ in millions) YTD Net Income ^ $2.9M $(3.9)M $2.9M 10

Net Revenues

Q2 ($ in millions)

Net Revenues — ⬆ $20.0M ⬆ 28%


$100.0
$75.0
$50.0
$25.0
$-
$72.7M
$45.9M
$26.8M
$92.6M
$50.8M
$41.8M
Q2 2006
Q2 2007
Gas
Electricity

Electricity MWh
⬆ 448K ⬆ 6%

Gas DTH
⬆ 4,855K ⬆ 132%

11

Net Revenues

YTD ($ in millions)

Net Revenues — ⬆$26.1M ⬆19%



$200.0
$150.0
$100.0
$50.0
$-
$137.0M
$101.3M
$35.7M
$163.2M
$105.7M
$57.5M
YTD 2006
YTD 2007
Gas
Electricity

Electricity MWh
⬆906K ⬆7%

Gas DTH
⬆6,985K ⬆149%

12

Gross Profit

Q2 ($ in millions)

Gross Profit – ↑$10.8M ↑286%



$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$3.8M
$5.0M
Q2 2006
$(1.3)M
$14.5M
$10.4M
$4.1M
Q2 2007
Gas
Electricity

Electricity
↑$10.4M ↑107%

Gas
↑$4.1M ↑n/a

13

Gross Profit

YTD ($ in millions)

Gross Profit – ↑$12.6M ↑105%


$27.0
$24.0
$21.0
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$-
$(3.0)
$12.0M
$12.1M
$(0.1)M
YTD 2006
$24.6M
$18.8M
$5.8M
YTD 2007

Electricity – ↑$18.8M ↑55%

Gas Electricity

Gas – ↑$5.8M ↑n/a

14

Year End '06 YTD '07 07 Forecast data 7.5 6.6 25.2 6.1 ORIGINATION: Expected gross profit from new customer term contracts executed during the period. Fiscal Year '06 YTD '07 $7.5M $6.6 M $25.2M 25- 20- 15- 10- 5- Year End '06 10/31/2006 07 Forecast Data 7.4 13.4 19.3 HESCO Est 1.8 0.5 BACKLOG: Unrealized gross profit from term contracts 7/31/06 1/31/06 7/31/07 Estimate* $7.4M $10.6M $19.8M 20- 15- 10- 5- $0.3M HESCO Fiscal Year '07 Estimate* $0.5M HESCO 19.3M 29 Gross Margin Origination & Backlog $6.1 M $10.3M $12.7M Q1 '07 Q2 '07 * As of 1/31/07. Original Estimates of $18.4M Origination & $17.8M Backlog ($ in millions)

Operating Expenses Sales & Marketing ^ $1.4M 112% $2.6M $1.2M Q2 ($ in millions) $9.6M $6.8M G & A ^ $2.8M 41% 31

Operating Expenses YTD Sales & Marketing ^ $2.9M 152% YTD ($ in millions) $4.8M $1.9M YTD G & A ^ $3.0M 21% $17.5M $14.5M 33

01/31/07 07/31/06 Cash and cash equivalents. . . . . . . . . . . . . . $ 7,292 $ 22,941 Account Receivables. . . . . . . . . . . . . . . . . . . $ 52,369 $ 30,650 Working capital . . . . . . . . . . . . . . . . . . . . . . . $ 36,070 $ 32,253 Current ratio* . . . . . . . . . . . . . . . . . . . . . . . . 2.1:1.0 2.0:1.0 Restricted cash . . . . . . . . . . . . . . . . . . . . . . . $ 10,595 $ 17,117 Short-term borrowings . . . . . . . . . . . . . . . . . $ - $ - Primary Cash flow uses: Q2 '07 YTD FY '06 Property and equipment . . . . . . . . . . . . . . . . $ 2,322 $ 4,714 HESCO purchase . . . . . . . . . . . . . . . . . . . . . $ 4,217 $ - * Current assets to current liabilities cash & liquidity ($ in thousands) 35

Closing Comments

quarterly highlights Strong Financial Performance Market Share / Customer Growth Other Matters ACN Update APX Settlement 39 Increased Annual Earnings Guidance